UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2007
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation) 5757 North Green Bay Avenue,	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Box 591, Milwaukee, Wisconsin		53201-0591
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Johnson Controls, Inc. press release dated October 9, 2007 reporting that the registrant affirms fiscal year 2007 guidance and forecasts double-digit sales growth and double-digit earnings growth in fiscal year 2008.
     Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Johnson Controls, Inc. Strategic Review and 2008 Outlook presentation for the analyst meeting held on October 9, 2007.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
99.1	Press release of Johnson Controls, Inc., dated October 9, 2007.

99.2	Strategic Review and 2008 Outlook presentation to analysts on October 9, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
By:	/s/ Susan M. Kreh
	Name:	Susan M. Kreh
	Title:	Vice President and Corporate Controller
October 9, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Johnson Controls, Inc., dated October 9, 2007.

99.2	Strategic Review and 2008 Outlook presentation to analysts on October 9, 2007.